JEFFERIES 2019 HEALTHCARE CONFERENCE JUNE 2019

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward- looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company's Quarterly Reports on Form 10-Q. 2

What are Anticalin® proteins? A Novel Therapeutic Class with Underpinned by a Powerful Favorable Drug-Like Properties Target Drug Discovery Platform • Derived from lipocalins (human • Highly diverse libraries (>1011) of extracellular binding proteins) potential drug candidates… • TLC and NGAL lipocalins used as • Automated high-throughput drug “templates” for drug development screening technology (phage • Engineerable binding pocket for display)… robust target engagement • Extensive protein engineering • Monomeric, monovalent, small size know-how… (~18 kDa vs 150kDa mAbs) • …resulting in high hit rates, • Can be formulated for inhalable quick-to-development delivery candidates • Can be formatted into novel bi/multispecific constructs Anticalin • Broad IP position Protein 3

Company Snapshot Pipeline Highlights Anchor Partnerships Projected Inflection Points • PRS-060: Inhaled IL4-Rα antagonist • Validation through three anchor • Respiratory: Co-developed for moderate-to-severe asthma partnerships (AstraZeneca) inhaled IL4-Rα (partnered with AstraZeneca) • $120+M in upfront payments and antagonist (PRS-060) MAD phase 1 • Next-generation respiratory: milestones since January 2017 data, including FeNO reduction vs. placebo Includes 4 discovery-stage inhaled • Each partnership includes options for therapeutics programs (2 proprietary, co-development & US-focused • IO: Wholly-owned bispecific 4-1BB 2 partnered with AstraZeneca) commercialization rights agonist (PRS-343) phase 1 data in 2019 • PRS-343: 4-1BB/HER2 bispecific for • Value-driving opt-in for PRS-060 after solid tumors phase 2a completion • IO: 4-1BB/PD-L1 bispecific (PRS-344) • PRS-344: 4-1BB/PD-L1 bispecific IND in 2019 (partnered with Servier) 4

Pipeline RESPIRATORY CANDIDATE TARGETS PARTNER COMMERCIAL RIGHTS DISCOVERY PRECLINICAL PHASE I PHASE II PRS-060 IL4-Rα Pieris Worldwide Profit-Share Option Proprietary Programs n.d. n/a Pieris Worldwide AstraZeneca Programs* n.d. Pieris Worldwide Profit-Share Option* *4 additional respiratory programs (2 active, 2 forthcoming) in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris IMMUNO-ONCOLOGY CANDIDATE TARGETS PARTNER COMMERCIAL RIGHTS DISCOVERY PRECLINICAL PHASE I PHASE II HER2/4-1BB n/a Pieris Worldwide PRS-343 + Anti-PD-L1 n/a Pieris Worldwide PRS-344 PD-L1/4-1BB Pieris U.S. Rights Servier Programs† n.d. Pieris U.S. Option† Proprietary IO Programs n.d. n/a Pieris Worldwide Seattle Genetics Programs‡ n.d. Pieris U.S. Option‡ †4 additional IO bispecific programs in collaboration with Servier, with Pieris retaining US rights for 2 of 5 programs ‡3 bispecific programs (1 active, 2 forthcoming) in collaboration with Seattle Genetics, with Pieris retaining US rights for 1 program OTHER DISEASE AREAS CANDIDATE TARGETS PARTNER COMMERCIAL RIGHTS DISCOVERY PRECLINICAL PHASE I PHASE II PRS-080 Hepcidin Major Markets Ex-ASKA Territories 5

Key Value Driver: Unique Formatting of Anticalin Protein-Based Drugs Building Blocks Pure Anticalin Anticalin Multispecific Proteins Protein Fc-Anticalin Proteins Antibody PRS-060 Fc Multispecific Antibody-Anticalin PRS-343 Proteins PRS-344 Potent Multi-Target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties 6

Partnerships • PRS-060 + 4 additional novel inhaled • PRS-344: PD-L1/4-1BB antibody-Anticalin • 3-program partnership based on tumor- Anticalin protein programs bispecific localized costimulatory bispecific fusion proteins • Retained co-development and co- • 5-program deal (all bispecific fusion commercialization (US) options on PRS- proteins) • Pieris retains opt-in rights for 50/50 global 060 and up to 2 additional programs profit split and U.S. commercialization • Pieris retains option for full U.S. rights for 3 rights on one of the programs • $57.5M upfront & 2017 milestone out of 5 programs • $30M upfront payment, ~$1.2B milestone • ~$2.1B in milestone potential, plus double- • ~$31M upfront payment, ~$1.8B milestone potential digit royalties potential  Two preclinical milestones achieved • Up to double-digit royalties on non-co- • AZ funds all PRS-060 development costs developed products through post-phase 2a co-development for PRS-344 opt-in decision • Up to low double-digit royalties on non- • Access to complementary formulation and co-developed products device know-how for inhaled delivery Strong Partners • Significant Cash Flow • Retained Commercial Rights 7

Anticalin Technology Advantages: Differentiated Respiratory Platform Tear lipocalin (TLC) is abundant in human lung and permeates lung epithelium Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes 8

PRS-060: IL-4Rα Antagonist Candidate PRS-060 Function/MoA Inhibiting IL4-Rα (disrupts IL‐4 & IL‐13 signaling) Indications Moderate-to-severe asthma Phase 1 multiple-ascending dose trial Development ongoing PRS-060 Co-development and U.S. co-commercialization Commercial Rights rights, including gross margin share 9

Moderate-to-Severe Asthma Market Opportunity U.S. EU asthma patients over 12 asthma patients over 12 19.0M years of age in the U.S. 19.0M47.8M years of age in the EU with moderate-to- 21.5M with moderate-to- 7.8M7.8M severe asthma (41%) severe asthma (45%) 3.1M3.1M uncontrolled (40%) 8.6M uncontrolled (40%) 1.9M high EOs (60%) 1.2M low EOs (40%) 5.2M high EOs (60%) 3.4M low EOs (40%) All numbers reflect 2016 estimates. Source: Artisan Healthcare Consulting analysis, including the following: CDC, Eurostat, Rabe (2004), Cazzoletti (2007), Colice (2012), Hekking (2015). 10

IL-4Rα: Best-in-Class Efficacy for Uncontrolled Asthma Superior data on lung function improvement, exacerbation reduction and steroid-sparing effects across all indicated biologics therapies Approved Intervention FeNO Exacerbation Rate FEV1 Stat. sig. reduction in all comers, normalizes in ~70% High EO: 67% reduction on label Significant Change: 0.25L- Anti-IL-4Rα of FeNO high patients, no (87% in Phase II) 0.32L in high EO population (dupilumab) increase following ICS/LABA withdrawal Anti-IL-5 51-53% on label for benralizumab No change Minimal change: 0.08L-0.16L (benralizumab, mepolizumab, and mepolizumab rezlizumab) 43% in post-approval pediatric Anti-IgE No change study (not analyzed in registrational No change (omalizumab) studies) 11

PRS-060 Potency Similar to that of Dupilumab PRS-060 reduces levels of pSTAT6, Eotaxin-3, TARC and MDC comparably to dupilumab IC [nM] IC [nM] IC [nM] IC [nM] Drug 50 50 50 50 pSTAT6 Eotaxin-3 TARC MDC PRS-060 1.3 2.1 1.3 2.0 Dupilumab 0.8 1.5 0.8 1.1 PRS‐060 be employed translationally in clinical studies. Poster presented at: Eu Katerina Pardali et al. AZD1402/PRS-060, an inhaled Anticalin® IL4-R α antagonist, potently inhibits IL-4 induced functional effects in human whole blood, which can PRS‐060 ropean Respiratory Society International Congress 2018; 2018 Sep 19; Muni 12 ch, Germany.

FeNO is a Validated Biomarker in Allergic Asthma Interventions Elevated fractional exhaled nitric oxide (FeNO) is a marker Biologics that have demonstrated a meaningful of allergic asthma reduction in FeNO (dupilumab, tezepelumab) have subsequently produced clinically- significant improvements in lung function and superior exacerbation improvements versus Nitric Oxide drugs that had no on effect FeNO Dupilumab was recently approved by the EMA for severe asthma in patients with either high EOs OR high FeNO We are exploring FeNO reduction versus placebo in a multi-dose ascending phase 1 study of PRS-060 Positive FeNO data from this study would support continued development to assess the Normal epithelial cells During airway inflammation, potential to improve lung function (FEV1) in release minimal NO activated epithelial cells increase production of NO uncontrolled asthmatics 13

PRS-060 Phase I Single Ascending Dose Trial Safe and well-tolerated in healthy PK profile of PRS-060 after inhalation confirms desired rapid volunteers at nominal dose levels serum clearance observed in preclinical studies (0.25mgto400mg)withnoSAEs reported or ADAs detected PK profile showed slow & prolonged absorption into systemic circulation after inhalation, with mean t½ ranging from 4.1 hours to 6.2 hours across all cohorts Dose-dependent inhibition of pSTAT6 confirms robust target engagement for the treatment of asthma. Poster presen ted at: 2019 American Thoracic Society An Ingmar Bruns et al. First-in-human data for the inhaled IL-4R α antagonist AZD1402/PRS-060 reveals a promising clinical profile nual Meeting; 2019 May 22; Dallas, Texas. 14

PRS-060 Phase I Multiple Ascending Dose Trial Ascertain PK/PD with a reliable biomarker to confirm local target engagement Strategic Objectives and inform Phase II dosage regimen Dosing patients with mild asthma with elevated FeNO levels (>35 ppb), to receive Trial Design Highlights inhaled PRS-060 or pbo b.i.d.* over a 10-day period *q.d. on Day 10 Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17 and 40 Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs Data will be presented at an upcoming medical conference 15

PRS-343: 4-1BB/HER2 Bispecific HER2-Targeting Antibody Candidate PRS-343 Tumor-targeted 4-1BB agonism, HER2 Function/MoA antagonism Indications HER2+ solid tumors Development Phase 1 ongoing Commercial Rights Fully proprietary 4-1BB-Targeting Anticalin Proteins 16

4-1BB (CD137): Validated Target in Need of Appropriate Drug • Marker for tumor-specific T cells in TME • Drives anti-tumor cytolytic activity • Ameliorates T-cell exhaustion & critical for T-cell expansion • Drives central memory T-cell phenotype Systemically agonizing 4-1BB mAb (urelumab) has show HER2-Targeting Antibody HER2+ Tumor Cell n clinical activity yet caused significant toxicity PRS-343 Tumor-Specific 4-1BB-Targeting T Cell Anticalin Proteins PRS-343 was designed for TME-specific 4-1BB activation* *4-1BB trimerization required for activation 17

PRS-343 Shows Localized Activity and Differentiation in Humanized Mouse Model CD8+ Proliferation in TME Peripheral CD8+ Proliferation Systemic Toxicity PRS-343 Yes No No 4-1BB mAb No Yes Yes Isotype ControlNoNoNo CD8+ Proliferation in TMEPeripheral CD8+ Proliferation Systemic Toxicity hCD3 hCD4 hCD8 Plot 100μg PRS-343 100 CD3 CD4 CD8 100μg anti-4-1BB 100μg 30 CD45 PRS-343 20 mAb 10 % Frequency [%] Frequency + 0 CD8 100μ IgG4 isotype of 30 CD3 CD4 CD8 ctrl 100μg CD45 + 50 20 CD45 Isotype Ctrl 10 Frequency [%] Frequency 0 Percent Survival 30 CD3 CD4 CD8 CD45 100μg 20 Anti-4-1BB 10 Frequency[%] 0 0 10 20 30 40 Experimental Design: • SKOV-3 tumor cells grafted onto immune-deficient mice and grown to predetermined volume • Human PBLs + control or PBLs + PRS-343 administered 18

Anticalin Technology Advantages: Well-Equipped for Targeted IO Agonism A Varied Immune Synapse... ...Does Not Materially Impact Target Engagement... ...But Impacts Efficacy The Natural Immune Synapse ~15nm TNFRSL (e.g. 4-1BB Ligand) C-terminal Heavy chain fusion 13.4 nm TNFRS ~8nm (e.g. 4-1BB) C-terminal Light chain fusion \ Efficacy Experimental Design IFN-g IL-2 ~5nm Activation TCell 4-1BB/HER-2 bispecific N-terminal Heavy chain fusion Signal 1 Signal 2 4-1BB HER-2 ~5nm a-CD3 a-CD3 Antibodyantibody Culture Dish N-terminal Light chain fusion HER-2+ Tumor Cell Stand-alone Bispecific-based 19 building block affinity building block affinity

PRS-343 Phase 1 Escalation and Expansion Trials First patient dosed September 2017 Bladder Enrolling patients with HER2+ solid tumors Dose-escalation trial ongoing; expansion initiation pending positive escalation data Gastric Comprehensive PK, safety, tolerability and biomarker data in 2019 Other(s) First patient dosed in combination with atezolizumab (Tecentriq®) in August 2018 (drug supply agreement with Roche) ESCALATION      MD Anderson Cancer Center 20

PRS-344: 4-1BB/PD-L1 Bispecific PD-L1-Targeting Antibody Candidate PRS-344 Localized 4-1BB agonism with PD-L1 Function/MoA antagonism Indications N.D. Development 2019 IND expected (in co-dev with Servier) Opt-in for co-development with full U.S. Commercial Rights commercial rights; royalty on ex-U.S. sales 4-1BB-Targeting Anticalin Proteins 21

PRS-344 Drives Synergistic IO Biology • Combines the benefits of tumor-localized 4-1BB agonism with PD-L1 blockade • Pan-tumor opportunity • Publications support preclinical rationale of the combination, as evidenced below: Synergistic Response of PD-1 PD-L1 Targeting Antibody +4-1BB Combination Demonstrat PD-1+4-1BB combo demonstrates robust preclinical anti-tumor activity ed In Preclinical Models 4-1BB agonism enhances mitochondrial function in T 4-1BB-Targeting cells Anticalin Proteins Adapted Menk et al. JEM (2018) Adapted Menk et al. JEM (2018) 22

Financial Overview (As of 3/31/19) $110.8 M $0.0 50.9 M Cash & Cash Debt CSO Equivalents $120+ M non-dilutive capital since January 2017 23

Scientific and Clinical Advisory Boards SCIENTIFIC ADVISORY BOARD: SCIENTIFIC ADVISORY BOARD: CLINICAL ADVISORY BOARD: ONCOLOGY RESPIRATORY ONCOLOGY • E. John Wherry, PhD • Gary Anderson, PhD • Sandra Swain, MD University of Pennsylvania University of Melbourne Georgetown University Cancer • Vijay Kuchroo, DVM, PhD • Peter Barnes, FRS Center Harvard Medical School Imperial College • Noah Hahn, MD • Michael Curran, PhD • Bruce Levy, MD Johns Hopkins University School of MD Anderson Cancer Center Harvard University, Brigham and Medicine • Dario Vignali, PhD Women’s Hospital • David Ilson, MD, PhD University of Pittsburgh • Fan Chung, MD, DSc Memorial Sloan-Kettering Cancer Center, Weill Cornell Medical College • Padmanee Sharma, PhD Imperial College MD Anderson Cancer Center • Ian Adcock, PhD • Funda Meric-Bernstam, MD, PhD Imperial College Institute for Personalized Cancer Therapy, MD Anderson Cancer • Oliver Eickelberg, MD University of Denver Center • Mario Sznol, MD • Sally Wenzel, MD Yale University University of Pittsburgh Medical Center 24

Pieris Pharmaceuticals 255 State Street Lise-Meitner-str. 30 Boston, MA 02109 85254 Freising USA Germany IR: kelman@pieris.com BD: niemeier@pieris.com NASDAQ: PIRS www.pieris.com